UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report: (Date of earliest event reported) April 6, 2016


                           UNITED CANNABIS CORPORATION
                   ------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                              1600 Broadway, Suite 1600
      000-54582                     Denver, CO 80202               46-5221947
  --------------------       -----------------------------      -------------
(Commission File Number)    (Address of Principal Executive    (IRS Employer
       Number)                   Offices  and Zip Code)         Identification
                                                                   Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM    2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
              UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On April 6, 2016, the Company borrowed $75,000, from an unrelated third party. The loan, together with interest at 12% per year, is payable on December 30, 2016.

     The Company may prepay the loan at any time. If the loan is repaid on or before September 30, 2016 the principal amount which is being repaid will increase by 10%. If the loan is repaid after September 30, 2016 the principal amount which is being repaid will increase by 15%. The amount of the principal increase may be paid with shares of the Company's common stock. The number of shares to be issued for such purpose will be determined by dividing the average closing price of the Company's common stock (which in no case can be greater than $0.45) for the ten trading days preceding the prepayment date.

     If the loan is not paid when due, then at any time on or before January 10, 2017 the lender may convert the outstanding principal and interest on the loan into shares of the Company's common stock. The number of shares to be issued on conversion will be determined by dividing the average closing price of the Company's common stock (which in no case can be greater than $0.45) for the ten trading days preceding the conversion date by the outstanding principal and interest on the loan on the conversion date.

     On April 6, 2016 the Company borrowed $25,000 from Ernest Blackmon and $25,000 from Tony Verzura, both officers and directors of the Company. The loans, together with interest at 12% per year, are payable on December 30, 2016. The Company may prepay the loans at any time. If the loans are repaid on or before September 30, 2016 the principal amount which is being repaid will increase by 10%. If the loans are repaid after September 30, 2016 the principal amount which is being repaid will increase by 15%.

     The proceeds from the loans described above were used to pay off the Company's loan from JSJ Investments, Inc.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit     Description
-------     -----------

10.5        Promissory Note ($75,000)

10.6        Promissory Note, Ernest Blackmon ($25,000)

10.7        Promissory Note, Tony Verzura ($25,000)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED CANNABIS CORPORATION


Dated:  April 11, 2016               By:  /s/ Chad Ruby
                                          ------------------------------
                                          Chad Ruby
                                          Chief Operating Officer